The 26th Annual

Consumer Conference

June 6–7, 2006, New York, New York

GUIDES FOR THE JOURNEY® | PiperJaffray.

Select Comfort Corporation
Minneapolis, MN

Statements used in this presentation that relate to future plans, events, financial results or performance areforward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends; uncertainties arising from global events; the impact on consumer confidence and consumer shopping patterns from factors such as consumer debt levels and rising interest rates and energy prices; effectiveness of our advertising and promotional efforts; our ability to secure suitable retail locations; our ability to attract and retain qualified sales professionals and other key employees; our ability to successfully expand distribution through independent retailers; consumer acceptance of our products, product quality, innovation and brand image; our ability to continue to expand and improve our product line; industry competition; warranty expenses; risks of potential litigation; our dependence on significant suppliers, and the vulnerability of any suppliers to commodity shortages, inflationary pressures, labor negotiations, liquidity concerns or other factors; uncertainties related to the supply of foam used to manufacture our products; rising commodity costs; and increasing government regulations, including new flammability standards for the bedding industry. Additional information concerning these and other risks and uncertainties is contained in our filings with the Securities and
Exchange Commission, including our Annual Report on Form 10-K, and other periodic reports filed with the
SEC. The company has no obligation to publicly update or revise any of the forward-looking statements that may be in this presentation.
Forward Looking Statements

“Strength Behind the Numbers”
Bill McLaughlin
Chairman & CEO

Consumer Trend
Nutrition
+Exercise
+Sleep
Wellness
Mattress Unit Shipments (in millions)
1985
2005
0
25
Cumulative Average Growth Rates
                                                                                      Units          Revenues
=Health &
5-Year1.6%6.8%

10-Year2.6%7.2%
20-Year2.7%6.8%
Source: International Sleep Products Association (ISPA)
Positive Industry Dynamics

select comfort.
CREATOR OF THE SLEEP NUMBER® BED

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Select Comfort Profile
Industry disruptor
▪
Product & brand
▪
#1 U.S. bed retailer
Advantaged business model
▪
Differentiated product
▪
Few plants (2)
▪
> 90% company controlled
▪
Nationwide delivery
Self-funded growth
Focus, mission & culture

Unique, Proven Product…Differentiated
Personalized comfort
and support
Benefits proven and
appreciated
Durable and
competitive value

and
Traditional Business Model

Marketing

Selling

Manufacturing

Delivery

Service

Referral

Advantaged Business Model
Direct-to-consumer
Just-in-time
manufacturing
Low inventory system
Cash efficient
Focused

Delivering The
Key to a Perfect
Night's Sleep
SLEEP NUMBER
75 80 85 90 95

35

ISPA CAGR 6.8%
Revenue Growth (in %)
Source: International Sleep Products Association (ISPA)
and company data
2000
1Q06
(10)%
40%
0
20%
2005
2004
2003
2002
2001
Strong Track Record of Growth

Consistent Strategies 2001-2006
Awareness
Distribution
Innovation
Leverage
Expand
People
&
Systems

PEPSICO

us bank
Five Star Service Guaranteed

LA-Z-BOY

GE

LIFETIME FITNESS

MAYTAG

KPMG International

STARBUCKS COFFEE

Electrolux

Limitedbrands

WOLVERINE WORLD WIDE

Peets Coffee & Tea

GENERAL MILLS

Board of Directors
Management
Management Expertise

$0
10%
14%
As %Revenue
$120
2006E
2001
Media Spending
Strong Culture
Mission-driven
organization
Passion for the
customer
Continuous
improvement

Video in Progress

“Strength in Numbers”
Jim Raabe
Chief Financial Officer

0
$1.2 B
Net Sales
0.9
0.6
0.3
$1.0B
12%
2001
-0.3
Leadership Goal

< 10%
11 ~ 20%
> 20%
40
9
1
National Market Share
Lead Market Share
2001
$1.2 B
Net Sales
$1.0B
12%
0
0.9
0.6
0.3
-0.3
Leadership Goal

-0.3
2001A
2007E
$1.2 B
Net Sales
2005A
$1.0B
12%
Operating Margin %
0
0.9
0.6
0.3
-5%
20%
0
15%
10%
5%
< 10%
11 ~ 20%
> 20%
40
9
1
National Market Share
Lead Market Share
Leadership Goal

50
40
30
20
10
0
2001
2002
2003
2004
2005
2006

125
100
75
50
25
0
2001
2002
2003
2004
2005
2006

70
60
50
40
30
20
10
0
-10
2001
2002
2003
2004
2005
2006

50
40
30
20
10
0
2001
2002
2003
2004
2005
2006

Capital Expenditures (in $millions)
Cash and Debt (in $millions)
Shares (in millions)
Operating Free Cash Flow (in $millions)
O/S
Buy-back
Cash
Debt
Self-Funding Growth and
    Strengthening Balance Sheet

Sources of Growth
Long-Term Guidance
Revenue + 15 ~ 20%
Earnings + 20 ~ 25%
2006 Guidance
Revenue at high-end
of L-T target
Post-split earnings
  of $0.91 ~ $0.95
Same
Store
New
Stores
Retail
Partners
New
Channels/
Geography
Growth Outlook

select comfort®

CREATOR OF THE SLEEP NUMBER® BED

Mission:

Improve Lives Through Better Sleep

Vision:

To Be A Leader In Sleep

35

Select Comfort Corporation
Minneapolis, MN